UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 9, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400

Sherman Oaks, California 91403

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 9, 2015, Signature Group Holdings, Inc. (the “Company”) made available on its Company website, www.signaturegroupholdings.com, a presentation regarding the Company’s previously announced registered stapled rights offering (the “Rights Offering”). A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K shall not be deemed or considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.

On February 10, 2015, the Company issued a press release announcing that it has extended the expiration date of the Rights Offering to 5:00 p.m., New York City time on February 20, 2015, from the original February 17, 2015 expiration date. In addition, the Company announced the qualification of the offer and sale of securities in the Rights Offering in the State of California on February 9, 2015, and the attendant immediate launch of the Rights Offering in the State of California. The extension of the expiration date of the Rights Offering is being offered to allow for participation by California-based stockholders and to facilitate subscriptions from beneficial holders whose banks, brokers or other nominees have shortened internal exercise and payment delivery requirements due to the federal Presidents’ Day holiday. The Company does not currently anticipate any further extension of the Rights Offering period, though reserves the right to do so.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

THIS RIGHTS OFFERING IS BEING MADE ONLY BY MEANS OF THE PROSPECTUS SUPPLEMENT, DATED JANUARY 29, 2015. THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF SIGNATURE GROUP HOLDINGS, INC., NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS. THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Presentation of Signature Group Holdings, Inc., dated February 9, 2015.

99.2	Press Release of Signature Group Holdings, Inc., dated February 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: February 10, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Presentation of Signature Group Holdings, Inc., dated February 9, 2015.

99.2	Press Release of Signature Group Holdings, Inc., dated February 10, 2015.